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                          BILL OF SALE AND ASSIGNMENT


     THIS BILL OF SALE AND ASSIGNMENT is made as of the 8th day of June, 1995, by MODERN TALKING PICTURE SERVICE, INC., a Michigan corporation ('Seller'), in favor of MTP ACQUISITION CORP., a Delaware corporation ('Buyer').

     1. Transfer of Acquired Assets. Seller hereby sells, transfers, conveys, assigns, sets over and confirms unto Buyer and its successors and assigns, TO HAVE AND TO HOLD, for its and their own use, forever, free and clear of all liens, pledges, charges and encumbrances of any nature whatsoever, except that certain security interest in favor of Anthony Barclae, as evidenced by a UCC-1 filed with the Secretary of State of Florida on July 25, 1994, all of Seller's right, title and interest, in and to all assets and properties owned or used by Seller in the operation of Seller's business, tangible and intangible, wherever situated, and including the following assets (except as otherwise provided in Section 2 to this Agreement) (collectively, the 'Acquired Assets'):

                  (a) all assets and properties set forth or reflected in the Seller's Balance Sheet, dated as of May 31, 1995, (the 'Acquisition Balance Sheet'), a copy of which is attached hereto as Exhibit A, and all assets and properties acquired since the date thereof, except those assets that have been disposed of in the ordinary course of business between the date of the Acquisition Balance Sheet and the date hereof;

                  (b) all of Seller's accounts receivable, notes and notes receivables, and all cash and cash equivalents on hand and in banks as of the date hereof;

                  (c) all machinery, equipment, tools, accessories, maintenance equipment, spare parts, furnishings and fixtures owned by Seller, including those identified on the equipment list of Seller, a copy of which is attached hereto as Exhibit B (the 'Equipment');

                  (d) all of Seller's right, title and interest under, in and to those leases, options to lease, unfilled purchase orders, bids, contracts, commitments and other agreements related to the business of Seller and its operations;

                  (e) all of Seller's right, title and interest under, in and to all permits, licenses, concessions, authorizations, franchises and similar rights granted to or held by it, which are necessary or related to the current operation of the business of Seller and its operations, all of which are identified on Exhibit C attached hereto (the 'Permits'), to the extent such Permits are transferable to Buyer;

                  (f)  all inventories and supplies of Seller (the 'Inventory');

                  (g) all trade names, trademarks, service marks, trade dress, copyrights and all other registrations or applications for registration thereof, and all other intangible assets and goodwill associated therewith, owned or used by Seller, which are necessary or related to the operation of the business of Seller including those identified on Exhibit D attached hereto (the 'Trademarks and Copyrights'); and



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                  (h) all other assets and  properties of any nature  whatsoever held or used by Seller in connection with the operation of the business of Seller, including all records of every kind and type related to the Acquired Assets.

         2. Excluded Assets. The only assets of Seller located at or used in connection with the operation of the business of Seller not included in the Acquired Assets and which are not being purchased and sold hereby are the following:

                  (a) the real property and improvements described in Exhibit E attached hereto, together with all buildings, structures, improvements and fixtures located thereon; and

                  (b) Seller's minute books, stock record books and corporate seal and any other records of Seller relating to its corporate organization.

         3. Further Assurances. Seller hereby covenants and agrees that it will from time to time, at the request of Buyer and without further consideration, take such additional actions and duly execute and deliver to Buyer and its successors such additional instruments and documents, as may be reasonably required in order to assign, transfer, vest title to any of the Acquired Assets in or to Buyer and its successors and assigns.

         4.       Miscellaneous.

                  (a) Benefit. This Bill of Sale and Assignment shall inure to Buyer, its successors and assigns and shall be binding upon Seller and its successors and assigns.

                  (b) Capitalized Terms. Any word whose initial letter is capitalized is a defined term. Unless such term is defined herein, it shall have the same meaning as that attributed to such term in the Purchase Agreement.

                  (c) Governing Law. This Bill of Sale and Assignment shall be governed by, and construed in accordance with, the laws of the State of New York.

         IN WITNESS WHEREOF, Seller has caused this Bill of Sale and Assignment to be executed on its behalf by their respective duly authorized officer, as of the date and time first written above.

                                                 MODERN TALKING PICTURE
                                                 SERVICE, INC.


                                                 By:     DAVID CONWAY
                                                     ---------------------------


                                                 Title:   President
                                                       -------------------------

                                                                ('Seller')

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